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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 AUGUST 15, 2003




                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                               0-25370             45-0491516

(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation)                    File Number)          Identification No.)



                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS

         On July 28, 2003, the Registrant declared a five (5) for two (2) split of the Company's Common Stock, par value $.01 per share ("COMMON STOCK"), in the form of a stock dividend of one and one-half (1.5) shares of Common Stock for every one (1) share of Common Stock outstanding (the "STOCK SPLIT"). No fractional shares will be issued in connection with the Stock Split. Each stockholder who would otherwise receive a fractional share will receive an additional share of Common Stock. The Stock Split is payable on August 29, 2003 to the Company's common stockholders of record on August 15, 2003.

         In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the number of shares of Common Stock registered for sale under the Securities Act by the (i) Registration Statement on Form S-8 (File No. 33-98800), filed with the Securities and Exchange Commission (the "SEC") on October 31, 1995, (ii) Registration Statement on Form S-8 (File No. 333-53471), filed with the SEC on May 22, 1998, (iii) Registration Statement on Form S-8 (File No. 333-66645), filed with the SEC on November 2, 1998, (iv) Registration Statement on Form S-8 (File No. 333-32296), filed with the SEC on March 13, 2000 and amended on December 31, 2002, (v) Registration Statement on Form S-8 (File No. 333-40958), filed with the SEC on July 7, 2000,
(vi) Registration Statement on Form S-8 (File No. 333-62582), filed with the SEC on June 8, 2001 and amended on December 31, 2002, and (vii) Registration Statement on Form S-3 (File No. 333-77985), filed with the SEC on May 7, 1999 and amended on January 22, 2003, will be deemed to be increased by the Stock Split to cover the additional shares of Common Stock resulting from the application of the Stock Split to the registered shares of Common Stock remaining unsold under the foregoing Registration Statements as of August 15, 2003. The foregoing Registration Statements, which incorporate this current report on Form 8-K, are hereby amended pursuant to Rule 416(b) promulgated under the Securities Act to increase the number of shares of Common Stock registered thereunder to reflect the effects of the Stock Split.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RENT-A-CENTER, INC.

Date:  August 15, 2003                By:  /s/ ROBERT D. DAVIS
                                          ------------------------
                                          Robert D. Davis
                                          Senior Vice President- Finance,
                                          Chief Financial Officer and Treasurer



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